MICHAEL GOLIGHTLY (6735)
Attorney for the Plaintiff
268 West 400 South, Suite 300
Salt Lake City, Utah 84101
Tel: (801) 575-8073
Fax: (801) 575-8092



                       IN THE UNITED STATES DISTRICT COURT
                       DISTRICT OF UTAH, CENTRAL DIVISION

CANTON INDUSTRIAL CORPORATION,          )
A Nevada Corporation; and               )    ORDER
CANTON INDUSTRIAL CORPORATION           )
OF SALT LAKE CITY, a Utah Corporation   )
                                        )    Civil No.:  2:95CV 363
                           Plaintiffs,  )
                                        )
vs.                                     )
                                        )
DELMAR A. JANOVEC, an individual,       )
and KLH ENGINEERING GROUP, INC.,        )    Judge: Tena Campbell
a Delaware Corporation                  )
                                        )
                           Defendants   )

         Plaintiffs Canton Industrial Corporation and Canton Industrial Corporation of Salt Lake City (collectively herein "CANTON") and Defendants Delmar A. Janovec and KLH Engineering Group, Inc. engaged in a Mediation Conference on June 14, 1996 in order to resolve all disputes between them in the above-entitled action. The parties agreed to the following terms in open court, and the court now orders Plaintiffs and Defendants to comply with those terms as set forth:

         1. That Delmar Janovec will transfer 9.5 Million (9,500,000) shares of KLH restricted Common Stock to CANTON within ten days of filing of this settlement order. Removal of Rule 144 restriction of said shares shall be subject to the opinion of an independent counsel located in Salt Lake City, who is to be selected by mutual agreement of the above-named parties. Said counsel is to represent CANTON. KLH agrees to pay any fees for this opinion in excess of Five Hundred Dollars ($500.00). Both parties agree to accept and abide by the final opinion submitted in writing by said counsel.
          2. That August 31, 1994 is the date KLH issued and authorized the shares Janovec is to transfer to CANTON.
          3. That Defendants will retain Eighty shares of Series B Preferred Stock of Global Strategies Group, Inc.
          4. That CANTON will inform Interwest Transfer Company, Inc. within ten days of filing this settlement order that it has no claim to shares in KLH Engineering Group, Inc. represented by stock certificates which were in the physical possession of Interwest Transfer Company, Inc. on June 14, 1996.
          5. That CANTON will indemnify Defendants for all claims of damage that may arise from the cancellation of shares in KLH Engineering Group, Inc. represented by stock certificates which were in the physical possession of Interwest Transfer Company, Inc. on June 14, 1996.
          6. That Defendants will retain Title to Lot 39 and Lot 81 as set forth on the Sweetbriar Estates plat map recorded in the County of Johnson, State of Kansas
          7. That in consideration of the agreements set forth herein, each of the parties, for itself and for its heirs, personal representatives, successors and assigns, hereby releases the other from any and all liability or causes of action whatsoever, known or unknown, contingent or matured, which each had or has against the other from the beginning of time until the date of this instrument and particularly, but not by way of limitation of the foregoing, arising out of the transactions made the basis of the suit set out herein above and agree and stipulate to the dismissal of all causes of action asserted by any and all parties hereto.
          THEREFORE, it is hereby ordered and decreed that all causes of action asserted by all parties are herby dismissed, each party to bear its own costs. SO ORDERED this 23rd day of July, 1996.


                                                           /s/ Tena Campbell
                                                          JUDGE TENA CAMPBELL
                                                          U.S. District Judge

                          MAILING CERTIFICATE OF CLERK


                          United States District Court
                                     for the
                                District of Utah
                                 July 19,1996

Re: 2:95-CV-00363

True and correct copies of the attached were mailed by the clerk to the following:


Michael Labertew
Eight East Broadway #735
Salt Lake City, Utah 84111

Michael Golightly
268 West 400 South, Suite 300
Salt Lake City, Utah 84101